UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2008

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2008

SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2008		Year ended December 31, 2007
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$614,584,799	$64.75	$610,486,274	$64.81
Net gain (loss) on investments, realized and unrealized	$(54,777,347)	$(6.34)	$33,936,693	$3.94
Net investment income	2,389,774	0.28	4,729,721	0.55
Dividends to Preferred shareholders	(2,363,055)	(0.27)	(4,726,109)	(0.55)
Distributions to Common shareholders	(17,310,480)	(2.00)	(34,481,934)	(4.00)
Proceeds from Common shares issued for distributions reinvested by shareholders	—	—	4,640,154	—
Net changes during period	$(72,061,108)	$(8.33)	$4,098,525	$(0.06)
End of period	$542,523,691	$56.42	$614,584,799	$64.75

	June 30, 2008	December 31, 2007	December 31, 2006
Common market price per share	$52.78	$60.08	$67.59
Common market premium (discount) to net asset value	(6.5)%	(7.2)%	4.3%
Preferred asset coverage	1,002%	1,135%	1,127%
Preferred liquidation preference per share	$27.50	$27.50	$27.50
Preferred market price per share	$32.07	$32.25	$31.85

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets approximating $543,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks.

Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on the New York Stock Exchange, and the Company is not involved in the transaction.

Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments continues to be a subject of debate. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Source Capital's total net assets decreased from $550,762,500 to $542,523,691 during the second quarter. Net asset value per Common share amounted to $56.42 at June 30, 2008, compared with $57.38 at March 31, 2008, and $64.75 at year-end 2007. These changes in net asset value were after the cash distributions of $1.00 paid in both the first and second quarters.

Investment Results, 2008 First Half

For the six months ended June 30, 2008, the net asset value per share of Source Capital's Common Stock decreased by 9.9%, as adjusted for reinvestment of distributions paid during the period, while total net assets declined 8.6%. These returns compare with an 8.1% decrease in the Russell 2500 Index, a measure of small to medium capitalization stock performance. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

Investment Results, 2008 Second Quarter

In the most recent quarter, Source Capital's net asset value per share of Common Stock decreased 0.1%, as adjusted for reinvestment of the $1.00 distribution paid during the period, while total net assets rose 0.2%, both on a reinvestment basis. In comparison, the Russell 2500 Index increased 1.4% during the quarter, also on a reinvestment basis.

Distributions to Common Shareholders

A regular quarterly distribution of $1.00 per share was paid on June 15, 2008, to shareholders of record on May 23, 2008. Source Capital's distribution policy allows the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the current annual distribution rate of $4.00.

Preferred Dividends

The regular Preferred dividend of $0.60 per share was paid on June 15, 2008, to shareholders of record on May 23, 2008. The changes in the Company's total net assets since year-end 2007 have resulted in changes in the Preferred shares' asset coverage from 1,135% at December 31, 2007 to 1,017% at March 31, 2008, and 1,002% at June 30, 2008. Net investment income provided Preferred dividend coverage of 159% for the second quarter and 101% for the six months, compared with 238% and 145% for the corresponding periods of 2007.

Market Price of Source Capital Shares

The market price of Source Capital Common Stock decreased from $60.08 to $52.78 during the first half of 2008. As this $7.30 decrease in market price was less than the $8.33 decrease in the underlying net asset value, the market discount from net asset value of 7.2% at year-end 2007 decreased to 6.5% at June 30, 2008. The market price of Source Capital Preferred Stock decreased to $32.07 at June 30, 2008, from $32.25 at year-end 2007.

Commentary

Another quarter, another crisis.

In the First Quarter Source Shareholder Letter we commented on the Fed's "rescue" of Bear Stearns—in our view necessary and appropriate given the circumstances, but unfortunate and distressing nonetheless. We also discussed some of the corollaries of the rescue. These included:

•  Opening the Fed's discount window to investment banks, as well as commercial banks and primary dealers, with the potential to overstrain the Fed's balance sheet.

•  Likely direct Fed supervision of the over-leveraged investment banks.

•  Increased moral hazard—Inadequate discipline by the market of risky behavior which leads to more in the future.

This quarter (including July) brought us a new, and potentially greater systemic threat, namely the crisis of confidence in the viability of Fannie Mae and Freddie Mac.

This most recent financial crisis is essentially an outgrowth of the housing boom and its inevitable collapse, which has left large numbers of families with unaffordable homes and Fannie and Freddie with guarantees on several trillion dollars of mortgages. Many more of these are likely to default than originally projected, producing losses for Fannie and Freddie in excess of their capital.

Though many argued that the Fed's actions in the case of Bear Stearns were unwise, there are fewer willing to face the prospect of applying market discipline to Fannie and Freddie, given their enormous size and pervasive role in the housing market. Combined Fannie/Freddie public debt is about $1.5 trillion, with a quarter held outside the U.S. This debt was sold at below-market rates with, so the buyer thought, an implicit U.S. Treasury guarantee. That guarantee seems to have become an explicit one. In addition, 50% of the U.S. mortgage market is owned or guaranteed by Fannie and Freddie, approximately $5 trillion.

Also important, a non-functional Fannie and Freddie would have a wrenching and highly negative impact on the whole mortgage finance system, where their share of new mortgage originations is at higher than normal levels.

The cost to the Treasury of standing behind these obligations is a high one. A line of credit of unlimited size has been made available, and the Treasury is prepared to recapitalize Fannie and Freddie to the extent that mortgage losses consume available capital and the private sector is unwilling to supply more. This could lead to Federal control/ownership of the two institutions, hopefully only on a temporary basis. Given that total Federal debt is about $10 trillion, the addition of several trillion dollars of contingent liabilities is also not a trivial change.

In addition to threats facing many major financial companies and rising inflation (mostly commodity driven), the current economic environment is characterized by pervasive weakness in consumer spending. In the recent past, this was supported by rising credit card debt, a declining savings rate, and cash-out mortgage refinancings funded by lower mortgage rates and rising housing prices.

These sources of consumer liquidity are all currently threatened—by declining home prices, limited consumer cash resources, and tighter credit, driven by more conservative lending practices and an effort by many financial institutions to shrink their balance sheets.

At the same time, there remain many areas of strength in the U.S. and world economy. Spending on oil and gas, agriculture, and infrastructure improvements in rapidly developing economies (China, India, Brazil, etc.) are growing quickly and likely will continue to do so. For U.S. companies this translates into strong demand for capital goods, rising exports (also helped by the weak dollar), and strength in international operations.

The market averages were mixed in the second quarter, with smaller stocks up about 1% but the S&P 500 down almost 3%. Source was little changed for the quarter.

The relatively dull market statistics for the quarter are misleading. After the sharp first quarter decline, the market bounced back in April and May, only to decisively reverse itself in June (down 8-9%), and still lower into July.

A notably weak portion of the portfolio was retail, with large price declines (about 25%). Other, harder to characterize declining stocks included HNI (-34%) and ScanSource (-26%). Healthcare continued to be a disappointment (as in the first quarter), with only average performance.

Standout winners were oil service companies Helix (+32%) and Noble (+31%), both of which had done poorly in the first quarter. Some capital-goods-related companies performed well (Idex +20%, Franklin Electric +13%) as did truckload carriers Knight (+11%) and Heartland (+5%), both of which also had strong first quarter performance.

We added to positions in HNI and Signet, both of which have declined substantially this year.

The table below shows the performance of Source Capital's net asset value so far in 2008 compared to the benchmark Russell 2500 as well as the leading large-cap indexes. We are a bit behind the Russell 2500 but ahead of the market as a whole. Performance for longer periods is generally strong as well.

	Periods Ended June 30, 2008
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Source — NAV	(0.1)%	(9.9)%	3.9%	11.1%	10.5%
Russell 2500	1.4%	(8.1)%	4.9%	11.5%	7.5%
S&P 500	(2.7)%	(11.9)%	4.4%	7.6%	2.9%
Nasdaq	0.6%	(13.6)%	3.7%	7.2%	1.9%

*  Annualized Returns

We have written in the past (Source Shareholder Letter—Third Quarter 2007) about the importance of looking at performance over a full market cycle (combining both bull and bear markets). This permits the strong relative performance we typically achieve in weak environments to more than offset our normally lagging performance in years of great ebullience.

The following table (from the Third Quarter 2007 letter) shows Source investment returns over the last full market cycle, encompassing the bear market starting in early 2000 and the bull market which extended to September 2007. We have added a column showing performance in the current bear market, which began in October 2007 and continues at this writing (July). The recovery in April-May seems only a distraction, as the averages are down more than 10% in June and early July.

Over this nine-month period (October 2007-June 2008) the indexes have declined 12 to15%. Over this same period, Source is down about 10%, more than 2 points better than the benchmark Russell 2500, and over 5 points better than the S&P 500.

	Total Returns			Total Cycle
	Bear market	Bull Market	Total Cycle	Annualized Returns	Bear Market II
	(2Q'00- 3Q'02)	(4Q'02- 3Q'07)			(4Q'07- 2Q'08)
Source — NAV	4%	129%	138%	12%	(10)%
Russell 2500	(26)%	144%	80%	8%	(12)%
S&P 500	(44)%	105%	15%	2%	(15)%
Nasdaq	(74)%	131%	(41)%	(7)%	(15)%

We believe that the ability of the Source portfolio to outperform in difficult environments is driven by the kind of companies we strive to own:

•  Market leaders with superior operating margins can continue to spend on marketing and product development when competitors are financially stressed.

•  Companies with strong balance sheets reduce dependence on capital markets and permit judicious expansion of the core business by capital investment or acquisition.

•  Companies with a strong mix of foreign business provide a valuable diversification. In the current economic environment this is especially beneficial as economies in Europe and developing countries will likely prove more resilient than the U.S.

One new company was added to the portfolio during the second quarter. WABCO was spun-out of American Standard just a year ago, but traces its ancestry back to Westinghouse Air Brake, 150 years earlier. WABCO manufactures advanced components for commercial vehicles (heavy trucks, trailers and buses). These include air brakes, electronic braking and stability control systems, and automatic transmissions. About 75% of WABCO's revenues are from Europe where these sophisticated safety and performance products have achieved greater market penetration. Future growth will be driven by continued development of the highway system in less developed countries and by adoption of more advanced heavy truck components in all markets.

We were attracted to WABCO by its excellent profitability, 12% operating margin and over 30% return on equity, and by the duopoly structure of the market—leadership shared with German manufacturer Knorr. We expect that the business's cyclicality will be muted by its worldwide footprint and WABCO's growing aftermarket presence.

Just after the end of the second quarter, portfolio company O'Reilly Automotive closed a major acquisition, buying competitor CSK for $1 billion, including $500 million of assumed debt. The combination catapults O'Reilly from a distant third among auto parts retail chains to a virtual tie for second with Advance Auto, trailing only industry leader AutoZone.

An excellent geographic fit for O'Reilly, CSK has nearly all its stores in the western U.S., a region where O'Reilly has few units. The West has the potential to be a little less competitive than other areas of the country, as only AutoZone, of the major retail chains, operates there. Advance Auto has no real Western presence, and with the O'Reilly acquisition of CSK, is even less likely to attempt to enter this market in the future.

In the short term, the potential to improve CSK's operation lies mostly in cost reductions in purchasing (greater combined buying power) and overhead, and in increasing inventory levels— CSK cash flow problems had made store inventories sub-optimal.

In the longer run, the largest opportunity is in building out CSK's distribution network to support a greater effort on the commercial side of the business—selling to professional mechanics in addition to Do-It-Yourself (DIY) buyers. O'Reilly's business success has been based on its 50-50 balance between DIY and commercial business. In contrast, other retail chains rarely have more than 20% of their business in commercial sales—CSK is just 18%. In addition to more distribution centers to support more frequent store inventory replenishment, an effective assault on the commercial business requires upgraded merchandise assortments, including the leading brands, higher store SKU levels, more knowledgeable store employees, and speedy delivery of mechanics' orders.

Although the acquisition gives O'Reilly the opportunity to make major improvements to CSK's sales and profit margins, with a resulting acceleration of its own earnings per share growth, there are certainly integration risks. CSK has about 1,300 stores (vs. O'Reilly's 1,900), and although location and size are generally good, they must be re-merchandised, and the employees and managers re-trained. O'Reilly successfully integrated its 1998 Hi-Lo Automotive acquisition, a deal of similar relative, though smaller absolute size. We are optimistic that O'Reilly will be similarly successful with CSK, but it will require a major effort over several years to make it work.

When looking over the Source portfolio, a number of companies stand out as being curious choices given the economic challenges the country is facing. Two of these are the truckload carriers Knight Transportation and Heartland Express.

The weakening economy is obviously bad for the truckload business, which is economically sensitive. Truckload demand actually turned down in 2007, driven by the collapse in housing. Materials used in residential construction are big consumers of truck transportation. Lumber, drywall, roofing, bricks, siding, and floor coverings all move mostly by truck, and in much smaller quantities now than when home building was booming.

The second big drag on the truckload business is higher prices for diesel fuel. Fuel has now become the largest cost component of the truck business, even larger than payments to the driver. Although truck carriers have been collecting a surcharge indexed to diesel price increases, it rarely covers more than 80-90% of the cost escalation. These result from the index being adjusted only weekly, not daily, and from unrecoverable costs associated with deadhead, out-of-route miles, idle time, etc.

In addition to its deleterious effects on the cost structure of the carriers, higher fuel costs also tend to reduce demand by shippers for trucking services. This has two elements.

First, manufacturers and distributors have the ability to reconfigure their processes to reduce truck usage, for example, by doing a greater percent of production at a single plant so as to require less truck shipment of parts or sub-assemblies. Similarly, if distributors have more warehouses, they will be closer to their customers and thus able to reduce shipping distances.

Second, some modes of transport, most notably rail, are much more efficient in their consumption of fuel and will tend to gain business at the expense of trucks as fuel prices increase. This has been evident in the strong recent growth of the intermodal business—the use of rail carriages to carry truck trailers for a large portion of their journey.

In addition, much of the economic pressure on truck carriers is not demand driven. Excess supply is also a factor. Emissions standards for truck engines have been periodically made more stringent, most recently in 2007. The unintended result was "The Great Pre-buy." Trucking companies were concerned, with good reason, that the new '07 engines would cost more, would get worse gas mileage, and would be less reliable. They therefore ordered trucks with the '06 engines in quantities far in excess of their short-term requirements. Then, having bought the vehicles, instead of parking them until they were really needed, the companies decided to hire drivers and operate them. Combined with reduced demand, the result was a collapse in industry pricing and profitability.

In light of these severe challenges to the industry, why do we continue to own significant positions in Knight Transportation and Heartland Express?

Most important is that we have a much longer time horizon than many other investors. Our desire to own the two companies is driven by their high returns on capital, unleveraged balance sheets, high operating margins, and significant reinvestment opportunities for their cash flow. In all of these financial measures, Knight and Heartland are superior to virtually all their competitors.

We believe that the combination of high returns on capital, attractive reinvestment opportunities, and continuing to outperform competitors makes it likely that in future years both Knight and Heartland will have substantially greater earnings and higher stock prices, despite the admittedly challenging current environment.

In the shorter term, we also believe that the Knight and Heartland niche of operating in shorter-haul markets (average 500 miles) is less subject to rail competition than the longer-haul, even cross-country business of many other truckload carriers.

In addition, there are encouraging signs that the industry's mostly self-inflicted supply problems are being rapidly resolved. Larger carriers have announced reductions in fleet size. Many smaller and mid-size carriers are facing severe pressure from the combination of lower rates and unrecovered fuel costs. Bankruptcies among these carriers have been accelerating rapidly. Used truck prices have fallen sharply, and a much larger percentage than usual of these vehicles are being sold to foreign buyers rather than returned to the market here.

All things considered, we expect Knight and Heartland to emerge from the current weak market in an even stronger competitive position.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 28, 2008

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO OF INVESTMENTS

June 30, 2008

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 24.1%
Brady Corporation (Class A)	509,000	$17,575,770
Charles River Laboratories International, Inc.*	433,635	27,717,949
CLARCOR, Inc.	397,600	13,955,760
Copart, Inc.*	275,000	11,775,500
Invitrogen Corporation*	503,600	19,771,336
Manpower Inc.	291,400	16,971,136
ScanSource, Inc.*	864,600	23,136,696
		$130,904,147
PRODUCER DURABLE GOODS — 16.0%
Franklin Electric Co., Inc.	311,800	$12,091,604
Graco Inc.	480,100	18,277,407
HNI Corporation	590,000	10,419,400
IDEX Corporation	724,000	26,672,160
WABCO Holdings Inc.	60,000	2,787,600
Zebra Technologies Corporation (Class A)*	509,300	16,623,552
		$86,871,723
ENERGY — 13.2%
Helix Energy Solutions Group, Inc.*	677,700	$28,219,428
Noble Corporation	670,000	43,523,200
		$71,742,628
TECHNOLOGY — 11.1%
Cognex Corporation	691,500	$15,939,075
Maxim Integrated Products, Inc.	410,000	8,671,500
Microchip Technology Incorporated	496,851	15,173,830
Plantronics, Inc.	741,800	16,556,976
SanDisk Corporation*	206,700	3,865,290
		$60,206,671
RETAILING — 9.1%
CarMax, Inc.*	1,064,512	$15,105,425
O'Reilly Automotive, Inc.*	985,000	22,014,750
Signet Group plc	12,300,000	12,177,000
		$49,297,175
HEALTH CARE — 7.3%
AmSurg Corporation*	336,100	$8,184,035
Bio-Rad Laboratories, Inc. (Class A)*	195,100	15,781,639
Lincare Holdings Inc.*	547,700	15,554,680
		$39,520,354
TRANSPORTATION — 6.5%
Heartland Express, Inc.	1,104,400	$16,466,604
Knight Transporation, Inc.	1,018,100	18,631,230
		$35,097,834
ENTERTAINMENT — 3.2%
Carnival Corporation (Class A)	523,200	$17,244,672
FINANCIAL — 2.2%
Brown & Brown, Inc.	700,000	$12,173,000
TOTAL COMMON STOCKS — 92.7% (Cost $336,559,863)		$503,058,204

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

June 30, 2008

PREFERRED STOCKS	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,190,000
ProLogis (Series G)	120,000	2,508,000
TOTAL PREFERRED STOCKS — 0.9% (Cost $5,726,454)		$4,698,000
NON-COVERTIBLE BONDS AND DEBENTURES
CORPORATE — 4.2%
Brown Shoe Company, Inc. — 8.75% 2012	$3,000,000	$2,985,000
Central Garden & Pet Company — 9.125% 2013	3,000,000	2,580,000
Deluxe Corporation — 5% 2012	2,000,000	1,692,720
Helix Energy Solutions Group, Inc.— 9.5% 2016	2,000,000	2,058,760
Invacare Corporation — 9.75% 2015	3,000,000	3,033,150
Nova Chemicals Corporation — 6.5% 2012	1,970,000	1,758,225
PolyOne Corporation — 6.58% 2011	1,500,000	1,377,660
Realty Income Corporation — 8.25% 2008	2,000,000	2,012,800
Rock-Tenn Co. — 9.25% 2016†	100,000	105,500
Titan International, Inc. — 8% 2012	3,000,000	3,001,350
Unisys Corporation — 6.875% 2010	2,000,000	1,910,900
		$22,516,065
U.S. GOVERNMENT AND AGENCIES — 0.0%
Government National Mortgage Association (Mobile Home) — 9.75% 2010	$91,510	$95,598
TOTAL NON-COVERTIBLE BONDS AND DEBENTURES — 4.2% (Cost $23,172,193)		$22,611,663
TOTAL INVESTMENT SECURITIES — 97.8% (Cost $365,458,510)		$530,367,867
SHORT-TERM INVESTMENTS
ChevronTexaco Funding Corporation — 1.9% 07/01/08	$8,500,000	$8,500,000
Federal Farm Credit Bank (Discount Note) — 2% 07/01/08	4,581,000	4,581,000
TOTAL SHORT-TERM INVESTMENTS — 2.4% (Cost $13,081,000)		$13,081,000
TOTAL INVESTMENTS — 100.2% (Cost $378,539,510)		$543,448,867
Other assets and liabilities, net — (0.2)%		(925,176)
TOTAL NET ASSETS — 100.0%		$542,523,691

*  Non-income producing securities

†  Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. This restricted security constituted less than 0.1% of total net assets at June 30, 2008.

See notes to financial statements.

PORTFOLIO SUMMARY

June 30, 2008

Common Stocks		92.7%
Business Services & Supplies	24.1%
Producer Durable Goods	16.0%
Energy	13.2%
Technology	11.1%
Retailing	9.1%
Health Care	7.3%
Transportation	6.5%
Entertainment	3.2%
Financial	2.2%
Preferred Stocks		0.9%
Non-Convertible Bonds and Debentures		4.2%
Short-Term Investments		2.4%
Other		(0.2)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2008

	Shares or Face Amount
NET PURCHASES
Common Stocks
HNI Corporation	94,900	shs.
Signet Group plc	2,000,000	shs.
WABCO Holdings Inc.(1)	60,000	shs.
Non-Convertible Security
Deluxe Corporation — 5% 2012(1)	$2,000,000
NET SALES
Common Stocks
Copart, Inc.	13,100	shs.
Noble Corporation	213,800	shs.
Polaris Industries, Inc.(2)	22,600	shs.
Non-Convertible Security
JLG Industries, Inc. — 8.25% 2008(2)	$2,000,000

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

STATEMENT OF ASSETS AND LIABILITIES

	June 30, 2008
ASSETS
Investments at value:
Investment securites — at market value (cost $365,458,510) — Note A	$530,367,867
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	13,081,000	$543,448,867
Cash		238
Receivable for:
Dividends	$672,739
Interest	608,654	1,281,393
		$544,730,498
LIABILITIES
Payable for:
Investment securities purchased	1,635,791
Advisory fees	311,595
Accrued dividends — Preferred Stock	196,921
Accrued expenses	62,500	2,206,807
TOTAL NET ASSETS — June 30, 2008		$542,523,691
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 1,002%) — Note B		$54,153,330
Net assets applicable to Common Stock — $56.42 per share		$488,370,361
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note B		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note B		8,655,240
Additional Paid-in Capital		369,029,134
Unallocated Distributions to Common shareholders		(5,977,676)
Unrealized appreciation of investments		164,909,357
TOTAL NET ASSETS — June 30, 2008		$542,523,691

See notes to financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2008

INVESTMENT INCOME
Income
Dividends		$3,785,327
Interest		1,054,340
		$4,839,667
Expenses — Note C:
Advisory fees	$1,942,040
Transfer agent fees and expenses	171,685
Reports to shareholders	98,111
Directors' fees and expenses	68,081
Legal, audit and tax fees	52,446
Taxes, other than federal income tax	38,355
Registration and filing fees	30,247
Custodian fees and expenses	26,700
Insurance	19,407
Other expenses	2,821	2,449,893
Net investment income — Note A		$2,389,774
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(excluding short-term corporate notes with maturities 60 days or less)	43,753,039
Cost of investment securities sold	32,509,189
Net realized gain on investments — Notes A and D		$11,243,850
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$230,930,554
Unrealized appreciation at end of period	164,909,357
Change in unrealized appreciation of investments		(66,021,197)
Net realized and unrealized loss on investments		$(54,777,347)
CHANGE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS		$(52,387,573)

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the six months ended June 30, 2008		For the year ended December 31, 2007
CHANGE IN TOTAL NET ASSETS
Operations:
Net investment income	$2,389,774		$4,729,721
Net realized gain on ivestments — Notes A and D	11,243,850		29,892,395
Change in unrealized appreciation of investments	(66,021,197)		4,044,298
Change in total net assets resulting from operations		$(52,387,573)		$38,666,414
Distributions to Preferred shareholders from net investment income		(2,363,055)		(4,726,109)
Distributions to Common shareholders — Note A
From net investment income	$(88,954)		(1,584,561)
From net realized capital gains	(11,243,850)		(32,897,373)
Unallocated	(5,977,676)	(17,310,480)	—	(34,481,934)
Proceeds from shares issued for distributions reinvested by shareholders — Note B		—		4,640,154
Change in total net assets		$(72,061,108)		$4,098,525
TOTAL NET ASSETS
Beginning of period, including undistributed net investment income of $62,235 and $1,643,184 at December 31, 2007 and 2006		614,584,799		610,486,274
End of period, including undistributed net investment income of zero at June 30, 2008, and $62,235 at December 31, 2007		$542,523,691		$614,584,799

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30,		Year ended December 31,
	2008		2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of period	$64.75		$64.81	$66.79	$63.20	$56.62	$41.90
Income from investment operations:
Net investment income	$0.28		$0.55	$0.44	$0.42	$0.45	$0.41
Net realized and unrealized gain (loss) on investment securities	(6.34)		3.94	2.86	9.16	10.65	18.36
Total from investment operations	$(6.06)		$4.49	$3.30	$9.58	$11.10	$18.77
Distributions to Preferred shareholders:
From net investment income	$(0.27)		$(0.55)	$(0.25)	$(0.45)	$(0.43)	$(0.51)
From net realized gains	—		—	(0.31)	(0.11)	(0.14)	(0.06)
Distributions to Common shareholders:
From net investment income	(0.01)		(0.18)	—	—	—	—
From net realized gains	(1.30)		(3.82)	(4.74)	(5.47)	(4.00)	(3.50)
Unallocated	(0.69)		—	—	—	—	—
Total distributions	$(2.27)		$(4.55)	$(5.30)	$(6.03)	$(4.57)	$(4.07)
Effect of Common shares issued for distributions reinvested by shareholders	—		—	$0.02	$0.04	$0.05	$0.02
Net asset value at end of period	$56.42		$64.75	$64.81	$66.79	$63.20	$56.62
Per share market price at end of period	$52.78		$60.08	$67.59	$73.75	$71.54	$59.38
Total investment return(1)	(8.9)%		(5.5)%	(1.8)%	11.5%	28.4%	20.6%
Net asset value total return(2)	(9.9)%		6.1%	4.3%	14.9%	19.5%	45.7%
Supplemental data:
Total shares outstanding(4)	8,655,240		8,655,240	8,584,551	8,471,818	8,347,998	8,249,199
Total net assets at end of period (in thousands)	$542,524		$614,585	$610,486	$619,973	$581,729	$521,249
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.96	%(3)	0.91%	0.90%	0.91%	0.95%	0.99%
Net income	0.94	%(3)	0.82%	0.67%	0.66%	0.77%	0.85%
Ratios based on average total net assets:
Expenses	0.87	%(3)	0.83%	0.82%	0.83%	0.85%	0.87%
Net income	0.85	%(3)	0.75%	0.61%	0.60%	0.69%	0.75%
Portfolio turnover rate	7.91	%(3)	11.97%	13.36%	22.92%	22.86%	18.43%
Preferred Stock:
Total shares outstanding(4)	1,969,212		1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)	$275.50		$312.10	$310.02	$314.83	$295.41	$264.70
Involuntary liquidation preference per share	$27.50		$27.50	$27.50	$27.50	$27.50	$27.50
Average market price per share(5)	$32.64		$32.55	$32.38	$34.21	$34.04	$31.87

(1)  Based on market value per share, adjusted for reinvestment of distributions

(2)  Based on net asset value per share, adjusted for reinvestment of distributions

(3)  Annualized

(4)  Information shown as of the end of the period

(5)  The average of all month-end market prices during each period

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

NOTE A—Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1.  SECURITIES VALUATION—Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value, in the judgment of the Company's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

2.  USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3.  UNALLOCATED DISTRIBUTIONS—Unallocated distributions represent distributions paid to Common shareholders during the period from source(s) other than net investment income. Such source(s) will be determined by the results of operations for the entire fiscal year and will be paid-in capital, except to the extent of any net realized capital gains for the fiscal year.

4.  OTHER—Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The distribution allocation at June 30, 2008, is preliminary and may be revised based on operating results for the entire year. The ratios of expenses and net income to average net assets do not reflect the effect of payments to Preferred shareholders.

NOTE B—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. At June 30, 2008, the asset coverage of the Preferred Stock was 1,002%.

The Company did not issue any shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 2008.

NOTE C—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Company or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Company or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval.

For the six months ended June 30, 2008, the Company paid aggregate fees of $67,500 to all Directors who are not interested persons of the Investment Adviser. The Officers of the Company are also officers of the Investment Adviser.

NOTE D—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $22,098,888 for the six months ended June 30, 2008. Cost of investment securities owned at June 30, 2008, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2008, for federal income tax purposes was $182,886,128 and $17,976,771, respectively, with total net unrealized appreciation of $164,909,357.

The Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"),

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

Accounting for Uncertainty in Income Taxes, on January 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Company. As of and during the period ended June 30, 2008, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended before December 31, 2003, or by state tax authorities for years ended before December 31, 2002.

NOTE E—Disclosure of Fair Value Measurements

The Company adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements, on January 1, 2008. FAS 157 requires the Company to classify its assets based on valuation method, using three levels. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of June 30, 2008:

Level 1 — Quoted Prices	$509,769,004
Level 2 — Other significant observable inputs	33,679,863	*
Level 3 — Significant unobservable inputs	—
Total investments	$543,448,867

*  Includes $13,081,000 of short-term investments with maturities of 60 days or less that are valued at amortized cost.

RESULTS OF ANNUAL MEETING

Following is the matter voted upon and the results of those votes cast at the annual meeting of shareholders held May 5, 2008:

With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

	Votes For	Votes Withheld
Common
Eric S. Ende	7,308,410	143,502
Thomas P. Merrick	7,305,376	143,502
David Rees	7,331,849	143,502
Lawrence J. Sheehan	7,302,885	143,502
Preferred
Willard H. Altman, Jr.	1,692,581	53,032
Paul G. Schloemer	1,692,061	53,032

INVESTMENT ADVISER

First Pacific Advisors, LLC

11400 West Olympic Blvd., Suite 1200

Los Angeles, California 90064-1550

(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company

Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP

Los Angeles, California

INDEPENDENT AUDITORS

Deloitte & Touche LLP

Los Angeles, California

TRANSFER AGENT, SHAREHOLDER SERVICE AGENT AND REGISTRAR

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310

(800) 279-1241 or (201) 329-8660

www.melloninvestor.com

STOCK EXCHANGE LISTING

New York Stock Exchange:

Symbols: SOR  Common Stock
SOR+ Preferred Stock

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (72)*	Director	Term: 1 Year Time Served: 10 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick - (71)*	Director	Term: 1 Year Time Served: 2 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	2

David Rees - (84)*	Director	Term: 1 Year Time Served: 40 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (79)*	Director	Term: 1 Year Time Served: 9 Years	Retired. Formerly President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Lawrence J. Sheehan - (75)*	Director	Term: 1 Year Time Served: 17 Years	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	6

Eric S. Ende - (63)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 8 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (54)	Executive Vice President & Portfolio Manager	Time Served: 12 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (48)	Treasurer	Time Served: 11 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (53)	Secretary	Time Served: 26 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (51)	Chief Compliance Officer	Time Served: 13 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (41)	Assistant Treasurer	Time Served: 2 Years	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064-1550.

*  Audit committee member

Mr. Altman serves as a member of the audit committee of five open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. Mr. Sheehan also serves as a member of the audit committee of five open-end investment companies managed by FPA. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2008, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2007, was submitted to the NYSE on May 9, 2008.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable to this semi-annual report.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 22, 2008

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 22, 2008